UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

AB GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.14

ANNUAL REPORT

AB GLOBAL REAL ESTATE INVESTMENT FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

January 20, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Global Real Estate Investment Fund (the “Fund”) for the annual reporting period ended November 30, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein to AB.

Investment Objectives and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non- U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to

AB GLOBAL REAL ESTATE INVESTMENT FUND •	1

protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index for the six- and 12-month periods ended November 30, 2014. A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (“MSCI”) World Index, for the same timeframes; additionally, a comparison to the overall U.S. stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index, is shown.

All share classes of the Fund underperformed the FTSE EPRA/NAREIT Developed RE Index (net) for the 12-month period, and outperformed for the six-month period. During the 12-month period, sector selection detracted from returns, hurt by an overweight to the diversified sector and an underweight to the self-storage sector. Stock selection within sector contributed; the largest contributor was from the diversified sector, which was partially offset by negative stock selection in the health care sector. For the six-month period, sector selection detracted from returns, hurt by an overweight to the diversified sector and an underweight to the specialty sector. Stock selection within sector contributed; the largest contributors were from the residential and diversified sectors, which were partially offset by negative stock selection in the health care sector.

Derivatives in the form of currency forwards were utilized to implement currency management, which added to returns during both periods.

Market Review and Investment Strategy

Improving real estate fundamentals and still-low interest rates benefited real estate markets during the 12-month period ended November 30, 2014. The benchmark finished the period up 14.73%; the MSCI World Index rose 8.91% during the same period. Global real estate stocks have benefited from several positive trends. For example, both debt and equity financing remain available at attractive prices, and real estate fundamentals are generally improving or stable across the globe. In Australia, the residential sector remains strong, buoyed by the ongoing recovery in home prices. In the UK, the London office market has been especially strong and the recovery in real estate values has spread to secondary markets. Elsewhere in Europe, demand for prime retail space remains strong and the sector is consolidating. In the U.S., most segments of the property market, including the lodging, industrial and residential sectors, have performed well.

2	• AB GLOBAL REAL ESTATE INVESTMENT FUND

The Global REIT Senior Investment Management Team continues to find attractive opportunities across a wide group of countries and sectors, and remains focused on attractively-priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The FTSE® EPRA/NAREIT Developed RE Index, MSCI World Index and S&P® 500 Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/ NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Real Estate Investment Fund
Class A	4.49%	13.68%

Class B*	4.06%	12.86%

Class C	4.12%	12.89%

Advisor Class†	4.60%	14.02%

Class R†	4.33%	13.41%

Class K†	4.45%	13.72%

Class I†	4.65%	14.11%

Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	3.86%	14.73%

FTSE EPRA/NAREIT Developed RE Index (gross)	4.21%	15.59%

MSCI World Index	2.25%	8.91%

S&P 500 Index	8.58%	16.86%

      Performance returns for the FTSE EPRA/NAREIT Developed RE Index are shown both net and gross of withholding taxes on dividends. More specifically, net performance returns are calculated applying dividend withholding tax rates applicable to nonresident persons who do not benefit from double taxation treaties; gross performance returns do not take into account such dividend withholding taxes. The Fund has historically shown gross performance returns for the Index, and intends to show net performance returns for the Index going forward.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/04 TO 11/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Real Estate Investment Fund Class A shares (from 11/30/04 to 11/30/14) as compared to the performance of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Developed RE Index (net), as well as the MSCI World Index and the S&P 500 Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	The FTSE EPRA/NAREIT Developed RE Index (net) benchmark performance represents the time blend of FTSE EPRA/NAREIT Developed RE Index (gross) from inception to 2/28/2005 and the FTSE EPRA/NAREIT Developed RE Index (net) from 3/1/2005 to present.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	13.68%	8.88%
5 Years	11.72%	10.76%
10 Years	5.84%	5.38%

Class B Shares
1 Year	12.86%	8.86%
5 Years	10.85%	10.85%
10 Years(a)	5.16%	5.16%

Class C Shares
1 Year	12.89%	11.89%
5 Years	10.92%	10.92%
10 Years	5.08%	5.08%

Advisor Class Shares*
1 Year	14.02%	14.02%
5 Years	12.06%	12.06%
10 Years	6.18%	6.18%

Class R Shares*
1 Year	13.41%	13.41%
5 Years	11.44%	11.44%
Since Inception†	5.79%	5.79%

Class K Shares*
1 Year	13.72%	13.72%
5 Years	11.80%	11.80%
Since Inception†	6.11%	6.11%

Class I Shares*
1 Year	14.11%	14.11%
5 Years	12.15%	12.15%
Since Inception†	6.46%	6.46%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.40%, 2.13%, 2.11%, 1.10%, 1.65%, 1.34% and 1.03% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.85%
5 Years	10.05%
10 Years	4.87%

Class B Shares
1 Year	8.83%
5 Years	10.16%
10 Years(a)	4.66%

Class C Shares
1 Year	11.87%
5 Years	10.22%
10 Years	4.57%

Advisor Class Shares*
1 Year	13.96%
5 Years	11.35%
10 Years	5.67%

Class R Shares*
1 Year	13.29%
5 Years	10.75%
Since Inception†	5.77%

Class K Shares*
1 Year	13.75%
5 Years	11.12%
Since Inception†	6.10%

Class I Shares*
1 Year	14.06%
5 Years	11.45%
Since Inception†	6.44%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,044.90	$6.77	1.32%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%
Class B
Actual	$1,000	$1,040.60	$10.59	2.07%
Hypothetical**	$1,000	$1,014.69	$10.45	2.07%
Class C
Actual	$1,000	$1,041.20	$10.39	2.03%
Hypothetical**	$1,000	$1,014.89	$10.25	2.03%
Advisor Class
Actual	$1,000	$1,046.00	$5.33	1.04%
Hypothetical**	$1,000	$1,019.85	$5.27	1.04%
Class R
Actual	$1,000	$1,043.30	$8.35	1.63%
Hypothetical**	$1,000	$1,016.90	$8.24	1.63%
Class K
Actual	$1,000	$1,044.50	$6.77	1.32%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%
Class I
Actual	$1,000	$1,046.50	$5.08	0.99%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $189.1

*	All data are as of November 30, 2014. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: Austria, Belgium, Brazil, Finland, Ireland, Italy, Netherlands and Norway.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Simon Property Group, Inc.	$5,286,230	2.8%
Macerich Co. (The)	3,523,014	1.9
Unibail-Rodamco SE	3,470,650	1.8
HCP, Inc.	3,282,944	1.7
Associated Estates Realty Corp.	3,100,686	1.7
British Land Co. PLC. (The)	2,997,006	1.6
Sun Hung Kai Properties Ltd.	2,865,869	1.5
Wharf Holdings Ltd. (The)	2,864,489	1.5
Scentre Group	2,831,619	1.5
Sumitomo Realty & Development Co., Ltd.	2,698,375	1.4
	$32,920,882	17.4%

*	Long-term investments.

12	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Equity: Other – 31.4%
Diversified/Specialty – 25.5%
Armada Hoffler Properties, Inc.	6,319	$59,967
British Land Co. PLC (The)	249,864	2,997,006
Buzzi Unicem SpA	69,770	1,043,720
CA Immobilien Anlagen AG(a)	85,700	1,686,165
Cheung Kong Holdings Ltd.	108,000	1,982,174
ClubCorp Holdings, Inc.	99,668	1,964,456
Cofinimmo SA	10,960	1,278,784
CSR Ltd.	310,160	917,998
East Japan Railway Co.	12,100	905,746
Fibra Uno Administracion SA de CV	326,580	1,093,467
Folkestone Education Trust	226,780	377,428
Fukuoka REIT Corp.	215	398,771
GPT Group (The)	144,390	508,529
Gramercy Property Trust, Inc.	304,109	1,794,243
Hemfosa Fastigheter AB(a)	87,061	1,610,815
Henderson Land Development Co., Ltd.	89,600	599,036
Home Depot, Inc. (The)	6,390	635,166
Kennedy Wilson Europe Real Estate PLC	113,698	1,879,596
Kennedy-Wilson Holdings, Inc.	69,150	1,797,208
Lend Lease Group	43,873	571,827
Merlin Properties Socimi SA(a)	171,050	2,119,862
Mitsubishi Estate Co., Ltd.	116,000	2,614,437
Mitsui Fudosan Co., Ltd.	88,000	2,546,799
Nomura Real Estate Master Fund, Inc.	384	497,978
Orix J-REIT, Inc.	1,038	1,439,746
PLA Administradora Industrial S de RL de CV	312,430	672,037
Regal Entertainment Group – Class A	86,510	1,997,516
Royal Mail PLC	138,990	907,945
Spirit Realty Capital, Inc.	51,851	607,175
Sumitomo Realty & Development Co., Ltd.	78,000	2,698,375
Sun Hung Kai Properties Ltd.	196,342	2,865,869
Taiheiyo Cement Corp.	130,000	407,256
Tokyu Fudosan Holdings Corp.	66,200	473,962
Top REIT, Inc.	141	553,770
Vornado Realty Trust	7,020	783,151
Wharf Holdings Ltd. (The)	398,000	2,864,489

		48,152,469

Health Care – 5.9%
Chartwell Retirement Residences	100,750	1,061,314
HCP, Inc.	73,280	3,282,944
LTC Properties, Inc.	50,610	2,114,992
Medical Properties Trust, Inc.	173,250	2,401,245
Ventas, Inc.	32,790	2,346,125

		11,206,620

		59,359,089

AB GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Retail – 23.0%
Regional Mall – 9.0%
General Growth Properties, Inc.	77,980	$2,086,745
Macerich Co. (The)	44,550	3,523,014
Pennsylvania Real Estate Investment Trust	96,530	2,255,906
Simon Property Group, Inc.	29,238	5,286,230
Taubman Centers, Inc.	5,450	433,221
Washington Prime Group, Inc.	132,679	2,286,059
Westfield Corp.	160,412	1,130,155

		17,001,330

Shopping Center/Other Retail – 14.0%
Aeon Mall Co., Ltd.	42,560	726,432
Charter Hall Retail REIT	179,570	633,789
Citycon Oyj	176,610	568,429
DDR Corp.	92,970	1,704,140
Federation Centres	412,960	972,178
Hammerson PLC	113,370	1,102,485
Japan Retail Fund Investment Corp.	531	1,105,766
JB Hi-Fi Ltd.	68,730	905,156
Kite Realty Group Trust	76,474	2,086,211
Klepierre	50,283	2,257,386
Link REIT (The)	83,761	530,563
Ramco-Gershenson Properties Trust	116,219	2,080,320
Regency Centers Corp.	12,290	755,589
Retail Opportunity Investments Corp.	125,020	2,057,829
RioCan Real Estate Investment Trust(b)	25,319	604,256
Scentre Group(a)	960,883	2,831,619
Unibail-Rodamco SE	13,121	3,470,650
Vastned Retail NV	33,990	1,597,915
Weingarten Realty Investors	15,010	546,364

		26,537,077

		43,538,407

Residential – 17.2%
Multi-Family – 15.5%
Associated Estates Realty Corp.	138,300	3,100,686
AvalonBay Communities, Inc.	10,780	1,733,316
Barratt Developments PLC	142,670	1,024,412
China Overseas Land & Investment Ltd.	546,000	1,633,257
China Vanke Co., Ltd. – Class H(a)(b)	739,317	1,502,487
CIFI Holdings Group Co., Ltd.	2,520,000	500,072
Comforia Residential REIT, Inc.	262	537,075
Equity Residential	16,850	1,193,654
Essex Property Trust, Inc.	2,430	491,856
Even Construtora e Incorporadora SA	157,200	355,483
GAGFAH SA(a)	122,168	2,355,819
Ichigo Real Estate Investment Corp.	437	314,946
Irish Residential Properties REIT PLC(a)	357,210	479,145
Kaisa Group Holdings Ltd.(b)	1,770,000	685,504
Kenedix Residential Investment Corp.	203	555,205
KWG Property Holding Ltd.	1,020,500	795,608
LEG Immobilien AG(a)	25,410	1,885,356
Meritage Homes Corp.(a)	45,580	1,787,648

14	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Mid-America Apartment Communities, Inc.	33,180	$2,444,039
PulteGroup, Inc.(a)	48,830	1,056,193
Stockland	646,160	2,262,358
Sun Communities, Inc.	28,503	1,678,542
Wing Tai Holdings Ltd.	713,000	940,763

		29,313,424

Self Storage – 0.8%
Public Storage	2,512	471,327
Safestore Holdings PLC	273,660	1,048,610

		1,519,937

Single Family – 0.9%
Fortune Brands Home & Security, Inc.	39,140	1,758,169

		32,591,530

Office – 11.4%
Office – 11.4%
Allied Properties Real Estate Investment Trust(b)	42,302	1,396,014
Boston Properties, Inc.	12,010	1,556,976
Columbia Property Trust, Inc.	74,150	1,868,580
Dream Office Real Estate Investment Trust(b)	46,341	1,092,188
Entra ASA	78,538	834,531
Fabege AB	103,780	1,365,807
Hongkong Land Holdings Ltd.	356,000	2,462,227
Investa Office Fund	219,490	658,922
Japan Excellent, Inc.	1,090	1,431,859
Japan Real Estate Investment Corp.	257	1,268,491
Kenedix Office Investment Corp. – Class A(b)	300	1,654,018
Kilroy Realty Corp.	10,910	749,299
NTT Urban Development Corp.	45,900	471,840
Parkway Properties, Inc./MD	104,051	2,026,914
SL Green Realty Corp.	14,473	1,680,894
Workspace Group PLC	104,030	1,119,396

		21,637,956

Lodging – 8.7%
Lodging – 8.7%
Ashford Hospitality Prime, Inc.	108,259	1,899,945
Ashford Hospitality Trust, Inc.	174,962	1,833,602
Ashford, Inc.	2,011	238,806
Chatham Lodging Trust	67,660	1,810,582
DiamondRock Hospitality Co.	156,680	2,339,232
FelCor Lodging Trust, Inc.	76,217	794,181
Hersha Hospitality Trust	273,610	2,027,450
Japan Hotel REIT Investment Corp.(b)	1,097	714,087
Pebblebrook Hotel Trust	11,010	475,302
Starwood Hotels & Resorts Worldwide, Inc.	24,770	1,956,830
Wyndham Worldwide Corp.	28,970	2,414,939

		16,504,956

Industrials – 5.1%
Industrial Warehouse Distribution – 4.4%
Granite Real Estate Investment Trust	51,620	1,796,376
Hansteen Holdings PLC	353,360	575,867
Japan Logistics Fund, Inc.	301	676,596

AB GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

Company		Shares	U.S. $ Value

Mapletree Industrial Trust		740,000	$854,631
Mapletree Logistics Trust		1,143,483	1,034,704
Mexico Real Estate Management SA de CV(a)		259,750	457,052
ProLogis, Inc.		12,044	509,220
STAG Industrial, Inc.		102,210	2,436,687

			8,341,133

Mixed Office Industrial – 0.7%
Goodman Group		279,520	1,294,975

			9,636,108

Financial: Other – 1.4%
Financial: Other – 1.4%
Concentradora Hipotecaria SAPI de CV		513,000	917,036
HFF, Inc. – Class A		47,240	1,628,835

			2,545,871

Total Common Stocks (cost $159,705,267)			185,813,917

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.0%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c)(d) (cost $1,931,417)		1,931,417	1,931,417

		Principal Amount (000)
Time Deposits – 0.6%
ANZ, London 1.51%, 12/01/14	AUD	44	37,451
BBH, Grand Cayman (0.105)%, 12/01/14	EUR	11	13,524
0.001%, 12/01/14	CHF	13	13,285
0.005%, 12/01/14	SEK	78	10,400
0.005%, 12/01/14	HKD	760	98,023
0.30%, 12/01/14	NOK	18	2,552
DNB, Oslo 0.01%, 12/01/14	JPY	71,798	605,018
Wells Fargo, Grand Cayman 0.089%, 12/01/14	GBP	135	211,736
0.206%, 12/01/14	CAD	42	37,094

Total Time Deposits (cost $1,034,972)			1,029,083

Total Short-Term Investments (cost $2,966,389)			2,960,500

Total Investments Before Security Lending Collateral for Securities Loaned 99.8% (cost $162,671,656)			188,774,417

16	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.5%
Investment Companies – 3.5%
AB Exchange Reserves – Class I, 0.07%(c)(d) (cost $6,651,068)	6,651,068	$6,651,068

Total Investments – 103.3% (cost $169,322,724)		195,425,485
Other assets less liabilities – (3.3)%		(6,280,463)

Net Assets – 100.0%		$189,145,022

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CHF 1,491	USD 1,571	12/15/14	$26,560
Barclays Bank PLC	JPY 447,722	USD 4,380	12/15/14	606,161
Barclays Bank PLC	NOK 10,882	USD 1,584	12/15/14	37,959
Barclays Bank PLC	USD 767	SEK 5,672	12/15/14	(5,966)
Barclays Bank PLC	NOK 4,500	USD 653	3/18/15	15,670
BNP Paribas SA	AUD 10,648	USD 9,853	12/15/14	796,706
BNP Paribas SA	USD 5,334	JPY 559,142	12/15/14	(621,206)
BNP Paribas SA	USD 2,019	AUD 2,322	12/15/14	(44,246)
BNP Paribas SA	USD 1,948	CAD 2,225	12/15/14	(3,679)
Citibank, NA	USD 1,626	CHF 1,491	12/15/14	(81,390)
Citibank, NA	GBP 425	USD 699	12/15/14	33,957
Credit Suisse International	CAD 5,302	USD 4,838	12/15/14	204,527
Credit Suisse International	NOK 11,917	USD 1,858	12/15/14	164,423
Credit Suisse International	USD 2,131	EUR 1,676	12/15/14	(45,237)
Credit Suisse International	USD 1,854	GBP 1,143	12/15/14	(66,242)
Deutsche Bank AG	USD 843	CAD 941	12/15/14	(20,915)
Goldman Sachs Bank USA	USD 5,574	AUD 6,430	12/15/14	(104,798)
Goldman Sachs Bank USA	USD 3,671	NOK 23,268	12/15/14	(364,916)
Goldman Sachs Bank USA	USD 2,019	NZD 2,459	12/15/14	(94,227)
Goldman Sachs Bank USA	JPY 111,420	USD 982	12/15/14	43,167
Goldman Sachs Bank USA	JPY 349,764	USD 3,038	3/18/15	86,766
JPMorgan Chase Bank, NA	GBP 979	USD 1,591	12/15/14	59,806
JPMorgan Chase Bank, NA	USD 358	CAD 393	12/15/14	(14,793)
Morgan Stanley Capital Services LLC	EUR 3,490	USD 4,589	12/15/14	246,467
Morgan Stanley Capital Services LLC	EUR 666	USD 827	3/18/15	(2,162)
Royal Bank of Scotland PLC	NOK 12,329	USD 1,907	12/15/14	154,928
Royal Bank of Scotland PLC	SEK 10,493	USD 1,448	12/15/14	40,863
Royal Bank of Scotland PLC	EUR 391	USD 486	3/18/15	(989)
Royal Bank of Scotland PLC	EUR 1,227	USD 1,543	3/18/15	14,587
Royal Bank of Scotland PLC	USD 1,360	CHF 1,303	3/18/15	(8,750)
Royal Bank of Scotland PLC	USD 1,087	NZD 1,392	3/18/15	(7,272)
Standard Chartered Bank	USD 1,336	NZD 1,733	12/15/14	20,545
UBS AG	CAD 1,722	USD 1,568	12/15/14	62,902

AB GLOBAL REAL ESTATE INVESTMENT FUND •	17

Portfolio of Investments

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	USD 1,900	NOK 11,860	12/15/14	$(214,449)
UBS AG	NZD 1,862	USD 1,441	12/15/14	(16,470)
UBS AG	GBP 1,159	USD 1,812	3/18/15	479

				$898,766

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
JPY – Japanese Yen
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
USD – United States Dollar
Glossary:
REIT – Real Estate Investment Trust

See notes to financial statements.

18	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $160,740,239)	$186,843,000	(a)
Affiliated issuers (cost $8,582,485—including investment of cash collateral for securities loaned of $6,651,068)	8,582,485
Foreign currencies, at value (cost $107,195)	105,559
Unrealized appreciation on forward currency exchange contracts	2,616,473
Receivable for investment securities sold	2,137,186
Dividends receivable	343,722
Receivable for capital stock sold	195,598

Total assets	200,824,023

Liabilities
Payable for collateral received on securities loaned	5,535,920
Unrealized depreciation on forward currency exchange contracts	1,717,707
Payable for investment securities purchased	1,657,150
Collateral due to Securities Lending Agent	1,115,148
Due to Custodian	715,652
Payable for capital stock redeemed	577,125
Advisory fee payable	78,519
Distribution fee payable	48,242
Administrative fee payable	16,794
Transfer Agent fee payable	9,806
Accrued expenses and other liabilities	206,938

Total Liabilities	11,679,001

Net Assets	$189,145,022

Composition of Net Assets
Capital stock, at par	$12,966
Additional paid-in capital	214,249,747
Undistributed net investment income	1,068,429
Accumulated net realized loss on investment and foreign currency transactions	(53,175,651)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	26,989,531

	$189,145,022

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$105,467,288	7,199,150	$14.65	*

B	$1,821,677	126,875	$14.36

C	$22,426,020	1,556,211	$14.41

Advisor	$35,881,947	2,462,513	$14.57

R	$10,295,844	711,910	$14.46

K	$10,767,107	739,869	$14.55

I	$2,485,139	169,733	$14.64

(a)	Includes securities on loan with a value of $5,215,190 (See Note E).

*	The maximum offering price per share for Class A shares was $15.30 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $256,824)	$5,373,693
Affiliated issuers	4,459
Securities lending income	53,885
Interest	1,733	$5,433,770

Expenses
Advisory fee (see Note B)	889,279
Distribution fee—Class A	278,483
Distribution fee—Class B	21,044
Distribution fee—Class C	219,700
Distribution fee—Class R	48,950
Distribution fee—Class K	26,133
Transfer agency—Class A	166,403
Transfer agency—Class B	4,971
Transfer agency—Class C	41,468
Transfer agency—Advisor Class	38,978
Transfer agency—Class R	25,454
Transfer agency—Class K	20,906
Transfer agency—Class I	2,759
Custodian	147,006
Registration fees	102,799
Audit and tax	65,068
Directors’ fees	58,599
Administrative	50,127
Printing	40,883
Legal	37,044
Miscellaneous	46,732

Total expenses		2,332,786

Net investment income		3,100,984

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		8,750,378
Foreign currency transactions		(219,326)
Net change in unrealized appreciation/depreciation on:
Investments		7,567,415
Foreign currency denominated assets and liabilities		854,753

Net gain on investment and foreign currency transactions		16,953,220

Net Increase in Net Assets from Operations		$20,054,204

See notes to financial statements.

20	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2014	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,100,984	$2,972,441
Net realized gain on investment and foreign currency transactions	8,531,052	12,172,415
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	8,422,168	(3,598,732)

Net increase in net assets from operations	20,054,204	11,546,124
Dividends to Shareholders from:
Net investment income
Class A	(2,921,283)	(5,109,932)
Class B	(66,211)	(204,059)
Class C	(671,557)	(1,015,401)
Advisor Class	(528,443)	(485,256)
Class R	(335,753)	(536,558)
Class K	(388,165)	(541,563)
Class I	(88,747)	(108,681)
Capital Stock Transactions:
Net increase (decrease)	35,360,552	(1,993,559)
Capital Contributions:
Proceeds from third party regulatory settlement (see Note F)	– 0	–	47,779

Total increase	50,414,597	1,598,894
Net Assets:
Beginning of year	138,730,425	137,131,531

End of year (including undistributed net investment income of $1,068,429 and $904,354, respectively)	$189,145,022	$138,730,425

See notes to financial statements.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2014

NOTE A

Significant Accounting Policies

AB Global Real Estate Investment Fund, Inc. (the “Fund”), incorporated in the state of Maryland on July 15, 1996, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Real Estate Investment Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

22	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

24	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2014:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Equity: Other	$26,987,892		$32,371,197		$	– 0	–	$59,359,089
Retail	25,705,884		17,832,523			– 0	–	43,538,407
Residential	19,101,155		13,490,375			– 0	–	32,591,530
Office	12,324,792		9,313,164			– 0	–	21,637,956
Lodging	15,790,869		714,087			– 0	–	16,504,956
Industrials	5,775,202		3,860,906			– 0	–	9,636,108
Financial: Other	2,545,871		– 0	–		– 0	–	2,545,871
Short-Term Investments:
Investment Companies	1,931,417		– 0	–		– 0	–	1,931,417
Time Deposits	– 0	–	1,029,083			– 0	–	1,029,083
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,651,068		– 0	–		– 0	–	6,651,068

Total Investments in Securities	116,814,150		78,611,335	†		– 0	–	195,425,485
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	2,616,473			– 0	–	2,616,473
Liabilities
Forward Currency Exchange Contracts	– 0	–	(1,717,707)			– 0	–	(1,717,707)

Total^	$116,814,150		$79,510,101		$	– 0	–	$196,324,251

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s

AB GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

26	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2014, such fee amounted to $50,127.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $112,325 for the year ended November 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,072 from the sale of Class A shares and received $1,036, $999 and $873 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2014.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)	Dividend Income (000)
$2,198	$94,522	$94,789	$1,931	$1

Brokerage commissions paid on investment transactions for the year ended November 30, 2014 amounted to $369,025, of which $916 and $272 was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an

28	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,964,400, $2,262,697, $293,156 and $140,993 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$177,328,341	$143,697,975

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts) are as follows:

Cost	$175,084,151

Gross unrealized appreciation	$27,837,961
Gross unrealized depreciation	(7,496,627)

Net unrealized appreciation	$20,341,334

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

30	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At November 30, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$2,616,473	Unrealized depreciation on forward currency exchange contracts	$1,717,707

Total		$2,616,473		$1,717,707

The effect of derivative instruments on the statement of operations for the year ended November 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	$(189,278)	$861,225

Total		$(189,278)	$861,225

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2014:

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$22,006,218
Average principal amount on sale contracts	$23,899,272

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	31

Notes to Financial Statements

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received	Securities Collateral Received	Net Amount of Derivative Assets
OTC Derivatives:
Barclays Bank PLC	$686,350	$(5,966)	$	– 0	–	$	– 0	–	$680,384
BNP Paribas SA	796,706	(669,131)	– 0	–	– 0	–	127,575
Citibank, N.A.	33,957	(33,957)	– 0	–	– 0	–	– 0	–
Credit Suisse International	368,950	(111,479)	– 0	–	– 0	–	257,471
Goldman Sachs Bank USA	129,933	(129,933)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, N.A.	59,806	(14,793)	– 0	–	– 0	–	45,013
Morgan Stanley Capital Services LLC	246,467	(2,162)	– 0	–	– 0	–	244,305
Royal Bank of Scotland PLC	210,378	(17,011)	– 0	–	–0	–	193,367
Standard Chartered Bank	20,545	– 0	–	– 0	–	– 0	–	20,545
UBS AG	63,381	(63,381)	– 0	–	– 0	–	– 0	–

Total	$2,616,473	$(1,047,813)	$	– 0	–	$	– 0	–	$1,568,660	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount of Derivative Liabilities
OTC Derivatives:
Barclays Bank PLC	$5,966	$(5,966)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	669,131	(669,131)	– 0	–	– 0	–	– 0	–
Citibank, N.A.	81,390	(33,957)	– 0	–	– 0	–	47,433
Credit Suisse International	111,479	(111,479)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	20,915	– 0	–	– 0	–	– 0	–	20,915
Goldman Sachs Bank USA	563,941	(129,933)	– 0	–	– 0	–	434,008
JPMorgan Chase Bank, N.A.	14,793	(14,793)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	2,162	(2,162)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	17,011	(17,011)	– 0	–	– 0	–	– 0	–
UBS AG	230,919	(63,381)	– 0	–	– 0	–	167,538

Total	$1,717,707	$(1,047,813)	$	– 0	–	$	– 0	–	$669,894	^

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

32	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2014, the Fund had securities on loan with a value of $5,215,190 and had received cash collateral which has been invested into AB Exchange Reserves of $6,651,068. The cash collateral will be adjusted on the next business day to maintain the required collateral

AB GLOBAL REAL ESTATE INVESTMENT FUND •	33

Notes to Financial Statements

amount. The Fund earned securities lending income of $53,885 and $3,011 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)
$2,578	$72,002	$67,929	$6,651

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class A
Shares sold	4,456,999	2,585,533	$62,093,258	$35,203,401

Shares issued in reinvestment of dividends	197,800	348,667	2,523,929	4,410,629

Shares converted from Class B	39,930	79,783	546,828	1,075,752

Shares redeemed	(3,413,845)	(3,838,050)	(47,572,730)	(50,405,942)

Net increase (decrease)	1,280,884	(824,067)	$17,591,285	$(9,716,160)

Class B
Shares sold	10,061	20,400	$136,127	$272,188

Shares issued in reinvestment of dividends	4,808	15,308	60,536	190,429

Shares converted to Class A	(40,597)	(81,273)	(546,828)	(1,075,752)

Shares redeemed	(40,901)	(71,608)	(544,666)	(937,735)

Net decrease	(66,629)	(117,173)	$(894,831)	$(1,550,870)

34	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class C
Shares sold	167,025	491,233	$2,234,752	$6,556,259

Shares issued in reinvestment of dividends	43,907	67,919	554,548	851,017

Shares redeemed	(328,503)	(379,384)	(4,392,681)	(4,996,872)

Net increase (decrease)	(117,571)	179,768	$(1,603,381)	$2,410,404

Advisor Class
Shares sold	2,064,109	990,230	$28,612,013	$13,170,101

Shares issued in reinvestment of dividends	23,935	22,839	302,771	286,858

Shares redeemed	(621,482)	(610,210)	(8,459,416)	(7,935,252)

Net increase	1,466,562	402,859	$20,455,368	$5,521,707

Class R
Shares sold	252,564	317,585	$3,415,861	$4,226,197

Shares issued in reinvestment of dividends	26,584	42,856	335,755	536,556

Shares redeemed	(283,899)	(341,142)	(3,818,931)	(4,517,782)

Net increase (decrease)	(4,751)	19,299	$(67,315)	$244,971

Class K
Shares sold	188,292	437,657	$2,551,058	$5,869,001

Shares issued in reinvestment of dividends	30,637	43,083	388,163	541,560

Shares redeemed	(236,662)	(401,934)	(3,235,882)	(5,387,472)

Net increase (decrease)	(17,733)	78,806	$(296,661)	$1,023,089

Class I
Shares sold	31,632	60,859	$428,033	$840,738

Shares issued in reinvestment of dividends	6,982	8,619	88,747	108,681

Shares redeemed	(25,105)	(66,429)	(340,693)	(876,119)

Net increase	13,509	3,049	$176,087	$73,300

For the year ended November 30, 2013, a third party vendor reimbursed the Fund $47,779 for losses incurred due to a regulatory settlement. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	35

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s

36	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$5,000,159	$8,001,450

Total taxable distributions paid	$5,000,159	$8,001,450

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,919,971
Accumulated capital and other losses	(51,366,995	)(a)
Unrealized appreciation/(depreciation)	20,329,338	(b)

Total accumulated earnings/(deficit)	$(25,117,686)

(a)

As of November 30, 2014, the Fund had a net capital loss carryforward of $51,366,995. During the fiscal year, the Fund utilized $6,177,439 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	37

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2014, the Fund had a net capital loss carryforward of $51,366,995 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 2,795,126	N/A	2016
46,626,013	N/A	2017
1,945,856	N/A	2018

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of passive foreign investment companies (PFICs) and partnerships resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$ 13.39	$ 12.91	$ 10.89	$ 11.47	$ 10.46

Income From Investment Operations
Net investment income(a)	.28	.28	.22	.12	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.48	.98	2.19	(.34)	1.39

Net increase (decrease) in net asset value from operations	1.76	1.26	2.41	(.22)	1.55

Less: Dividends
Dividends from net investment income	(.50)	(.78)	(.39)	(.36)	(.54)

Net asset value, end of year	$ 14.65	$ 13.39	$ 12.91	$ 10.89	$ 11.47

Total Return
Total investment return based on net asset value(b)	13.68%	10.10%*	22.95%	(2.08)%	15.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$105,467	$79,216	$87,013	$64,116	$79,631
Ratio to average net assets of:
Expenses	1.37%	1.40%	1.50%	1.45%	1.58	%(c)
Net investment income	2.01%	2.12%	1.84%	1.04%	1.52	%(c)
Portfolio turnover rate	90%	115%	108%	71%	70%

See footnote summary on page 45.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$ 13.08	$ 12.60	$ 10.62	$ 11.20	$ 10.27

Income From Investment Operations
Net investment income(a)	.18	.18	.13	.03	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.45	.96	2.14	(.34)	1.35

Net increase (decrease) in net asset value from operations	1.63	1.14	2.27	(.31)	1.43

Less: Dividends
Dividends from net investment income	(.35)	(.66)	(.29)	(.27)	(.50)

Net asset value, end of year	$ 14.36	$ 13.08	$ 12.60	$ 10.62	$ 11.20

Total Return
Total investment return based on net asset value(b)	12.86%	9.31%*	21.91%	(2.89)%	14.58%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,822	$2,531	$3,915	$4,284	$6,532
Ratio to average net assets of:
Expenses	2.13%	2.13%	2.30%	2.24%	2.38	%(c)
Net investment income	1.37%	1.36%	1.16%	.27%	.73	%(c)
Portfolio turnover rate	90%	115%	108%	71%	70%

See footnote summary on page 45.

40	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$ 13.18	$ 12.71	$ 10.72	$ 11.29	$ 10.34

Income From Investment Operations
Net investment income(a)	.18	.19	.14	.04	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.46	.96	2.15	(.34)	1.37

Net increase (decrease) in net asset value from operations	1.64	1.15	2.29	(.30)	1.45

Less: Dividends
Dividends from net investment income	(.41)	(.68)	(.30)	(.27)	(.50)

Net asset value, end of year	$ 14.41	$ 13.18	$ 12.71	$ 10.72	$ 11.29

Total Return
Total investment return based on net asset value(b)	12.89%	9.34%*	22.02%	(2.78)%	14.68%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,426	$22,058	$18,989	$17,750	$20,629
Ratio to average net assets of:
Expenses	2.08%	2.11%	2.23%	2.17%	2.31	%(c)
Net investment income	1.32%	1.46%	1.18%	.31%	.78	%(c)
Portfolio turnover rate	90%	115%	108%	71%	70%

See footnote summary on page 45.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$ 13.33	$ 12.85	$ 10.86	$ 11.44	$ 10.41

Income From Investment Operations
Net investment income(a)	.29	.32	.26	.15	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.50	.97	2.16	(.33)	1.39

Net increase (decrease) in net asset value from operations	1.79	1.29	2.42	(.18)	1.58

Less: Dividends
Dividends from net investment income	(.55)	(.81)	(.43)	(.40)	(.55)

Net asset value, end of year	$ 14.57	$ 13.33	$ 12.85	$ 10.86	$ 11.44

Total Return
Total investment return based on net asset value(b)	14.02%	10.46%*	23.23%	(1.80)%	15.94%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,882	$13,274	$7,622	$5,161	$7,045
Ratio to average net assets of:
Expenses	1.07%	1.10%	1.20%	1.15%	1.28	%(c)
Net investment income	2.12%	2.37%	2.16%	1.29%	1.81	%(c)
Portfolio turnover rate	90%	115%	108%	71%	70%

See footnote summary on page 45

42	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$ 13.22	$ 12.77	$ 10.79	$ 11.39	$ 10.40

Income From Investment Operations
Net investment income(a)	.24	.25	.19	.09	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.46	.96	2.17	(.34)	1.38

Net increase (decrease) in net asset value from operations	1.70	1.21	2.36	(.25)	1.52

Less: Dividends
Dividends from net investment income	(.46)	(.76)	(.38)	(.35)	(.53)

Net asset value, end of year	$ 14.46	$ 13.22	$ 12.77	$ 10.79	$ 11.39

Total Return
Total investment return based on net asset value(b)	13.41%	9.78%*	22.64%	(2.36)%	15.32%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,296	$9,477	$8,904	$5,970	$6,186
Ratio to average net assets of:
Expenses	1.65%	1.65%	1.74%	1.69%	1.75	%(c)
Net investment income	1.74%	1.89%	1.66%	.79%	1.32	%(c)
Portfolio turnover rate	90%	115%	108%	71%	70%

See footnote summary on page 45.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$ 13.31	$ 12.84	$ 10.85	$ 11.44	$ 10.42

Income From Investment Operations
Net investment income(a)	.28	.30	.24	.13	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.47	.96	2.16	(.34)	1.40

Net increase (decrease) in net asset value from operations	1.75	1.26	2.40	(.21)	1.57

Less: Dividends
Dividends from net investment income	(.51)	(.79)	(.41)	(.38)	(.55)

Net asset value, end of year	$ 14.55	$ 13.31	$ 12.84	$ 10.85	$ 11.44

Total Return
Total investment return based on net asset value(b)	13.72%	10.14%*	22.98%	(2.02)%	15.75%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,767	$10,083	$8,713	$6,875	$8,133
Ratio to average net assets of:
Expenses	1.34%	1.34%	1.43%	1.38%	1.45	%(c)
Net investment income	2.08%	2.22%	2.01%	1.13%	1.64	%(c)
Portfolio turnover rate	90%	115%	108%	71%	70%

See footnote summary on page 45.

44	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$ 13.39	$ 12.90	$ 10.90	$ 11.48	$ 10.45

Income From Investment Operations
Net investment income(a)	.33	.34	.28	.17	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.48	.96	2.16	(.34)	1.37

Net increase (decrease) in net asset value from operations	1.81	1.30	2.44	(.17)	1.59

Less: Dividends
Dividends from net investment income	(.56)	(.81)	(.44)	(.41)	(.56)

Net asset value, end of year	$ 14.64	$ 13.39	$ 12.90	$ 10.90	$ 11.48

Total Return
Total investment return based on net asset value(b)	14.11%	10.50%*	23.38%	(1.65)%	15.97%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,485	$2,092	$1,976	$2,538	$2,597
Ratio to average net assets of:
Expenses	1.01%	1.03%	1.10%	1.05%	1.11	%(c)
Net investment income	2.38%	2.53%	2.36%	1.42%	2.02	%(c)
Portfolio turnover rate	90%	115%	108%	71%	70%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from a third party regulatory settlement, which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.03%.

See notes to financial statements.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	45

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Global Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AB Global Real Estate Investment Fund, Inc. (formerly known as AllianceBernstein Global Real Estate Investment Fund, Inc.) (the “Fund”), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Real Estate Investment Fund, Inc. at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2015

46	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2014. For corporate shareholders, 1.18% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2014, the Fund designates $586,627 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	47

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Neil Abraham, Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Real Estate Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

48	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

AB GLOBAL REAL ESTATE INVESTMENT FUND •	49

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr. # 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He is Chairman of the AB Funds since January 2014, and has been the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semiconductors) since prior to 2010 and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2010 until July 2014

John H. Dobkin, # 72 (2002)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

50	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund (registered investment company), Inc. since prior to 2010 and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., # 82 (2002)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

AB GLOBAL REAL ESTATE INVESTMENT FUND •	51

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 78 (2005)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, # 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

52	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, # 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the Funds from 2007 until August 2014.	116	None

AB GLOBAL REAL ESTATE INVESTMENT FUND •	53

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

54	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Neil Abraham 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Eric J. Franco 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	55

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

56	• AB GLOBAL REAL ESTATE INVESTMENT FUND

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/14 ($MIL)
Global Real Estate Investment Fund, Inc.	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$145.5

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $49,465 (0.034% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Global Real Estate Investment Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.10 1.40 2.13 2.11 1.65 1.34 1.03	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	57

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

58	• AB GLOBAL REAL ESTATE INVESTMENT FUND

of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:6

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.	$145.5	Global REIT 0.60% on 1st $25 million 0.50% on next $25 million 0.45% on the balance Minimum account size: $25m	0.484%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[8]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	The investment guidelines of the Fund are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	59

forth below for Global Real Estate Securities Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[9]
Global Real Estate Investment Fund, Inc.	Global Real Estate Securities Portfolio Class A Class I (Institutional)	1.50% 0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

60	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Global Real Estate Investment Fund, Inc.	0.550	0.935	1/9

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”).14 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Real Estate Investment Fund, Inc.	1.398	1.400	4/9	1.362	12/20

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

13	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	61

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $7,706, $589,352 and $12,062 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $114,456 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with

62	• AB GLOBAL REAL ESTATE INVESTMENT FUND

other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	63

of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2014.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.28	4.31	3.83	8/9	19/23
3 year	7.35	7.14	7.08	4/9	7/20
5 year	22.92	22.84	22.88	3/7	8/16
10 year	6.81	6.81	7.34	1/1	3/4

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance returns and rankings of the Fund are for the Fund’s Class A shares. Fund performance returns were provided by Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

64	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmarks.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2014 Annualized Performance
					Since	Annualized		Risk
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)	Period (Year)
Global Real Estate Investment Fund, Inc.	3.28	7.35	22.92	6.81	8.98	22.17	0.34	10
FTSE EPRA NAREIT Developed RE Index	4.35	8.00	24.62	8.33	8.79	21.67	0.41	10
FTSE NAREIT Equity REIT Index[25]	5.98	9.80	29.24	8.81	10.50	N/A	N/A	N/A
Inception Date: September 30, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

25	Benchmark since inception date is the nearest month end after the Fund’s inception date.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

66	• AB GLOBAL REAL ESTATE INVESTMENT FUND

AB Family of Funds

NOTES

AB GLOBAL REAL ESTATE INVESTMENT FUND •	67

NOTES

68	• AB GLOBAL REAL ESTATE INVESTMENT FUND

AB GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0151-1114

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global REIT	2013	$30,500	$—	$30,677
	2014	$44,872	$—	$31,350

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global REIT	2013	$378,898	$30,677
			$—
			$(30,677)
	2014	$437,955	$31,350
			$—
			$(31,350)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Real Estate Investment Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 22, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 22, 2015